Exhibit 10.4

SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving, Storage and Regasification Terminal	CHANGE ORDER NUMBER: SP/BE- 044

DATE OF CHANGE ORDER: March 26, 2007

OWNER: Sabine Pass LNG, L.P.	Bundle of Changes #7 – (A) Manual (Craft) Wage and Per Diem Rate Increases; (B) LNG Berth Aides – CCTV Installation (C) Nitrogen Snuffing System Revision; (D)
CONTRACTOR: Bechtel Corporation
DATE OF AGREEMENT: December 18, 2004	Reduction of CEMS Scope

The Agreement between the Parties listed above is changed as follows:

A. Trend T-5017 - Compensation Package for manual (craft) labor wage increase

The current craft wages established pursuant to Change Order Number SP/BE-0032 dated May 16, 2006 are not sufficient to attract and retain qualified craft and supervision personnel to achieve the Ready for Cool Down dates, the Target Bonus date and the Forecasted Substantial Completion date. Effective March 5, 2007, the Parties have agreed to adjust its compensation package for manual (craft) labor as follows:

•	Wage increase ($1,950,000)

•	$1.00/hour increase to civil craft (journeyman) rate

•	$3.00/hour increase to steel, mechanical, piping, electrical and instrument craft rate

•	Adjustment to taxes and insurance (payroll adds) ($741,000)

•	Increase Per Diem by $10/day for qualified workers ($934,000)

The total forecasted increase with respect to the above adjustments is $3,625,000 (“Re-revised Compensation”). In the event Contractor does not pay out the full Re-revised Compensation, the contract price will be adjusted by a separate Change Order to reflect the difference between the amount forecasted herein and the amount paid for manual labor.

All other terms and conditions of Change Order Number SP/BE-0032 shall remain in full force and effect.

B. Trend T-1014 – Supply and Installation of closed-circuit television (CCTV)

The CCTV cameras installation is to allow the Master and Pilot on the bridge of a docking LNG carrier to be able to monitor the water area immediately astern of the backing vessel. Weatherproof CCTV security cameras are to be installed at each of the two berths (N/W berth and S/E berth) in the vicinity of the rear-most mooring dolphin at each berth. Specific requirements were defined pursuant to Correspondence Number SP-BC-C-193 dated June 28, 2006 attached hereto.

The total cost of the CCTV is $72,481.

C. Trend T-1016 – Nitrogen Snuffing System for LNG Storage Tank Relief Valves

Contractor will supply each PSV tailpipe with a means to provide an individual dedicated burst of nitrogen for effective snuffing of fires. The Parties agreed solution is to replace one 3” control valve with four 1-1/2” control valves. Reference attached P&ID M6-24-00212 for detailed specifications. The total cost for this scope change is $54,672.

D. Trend T-1061 – Scope Reduction for Continuous Emissions Monitoring System (CEMS)

The Parties have agreed that CEMS equipment will not be installed. However, Contractor will complete the procurement process through shipment of the CEMS equipment to a designated warehouse and perform the necessary engineering to reflect this scope reduction. The cost savings from deleting the installation is offset by home office engineering costs to accommodate the change.

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The Total estimated amount for this scope change is $0.

REFERENCE DOCUMENTS:

A-1)	Bechtel Letter SDN-25027-001-T-07-GAM-00019 dated February 27, 2007	$3,625,000
A-2)	Change Order Number SP/BE-0032 dated May 16, 2006

B-1)	Estimate for CCTV In Vicinity Of Rear-Most Mooring Dolphin At Each Jetty (T-1014)	$72,481
B-2)	Payment Milestones for CCTV In Vicinity Of Rear-Most Mooring At Each Jetty (T-1014)
B-3)	SPLNG Correspondence Number SP-BC-C-193 dated June 28, 2006

C-1)	Estimate Nitrogen Snuffing System Revision (T-1016)	$54,672
C-2)	Payment Milestones Nitrogen Snuffing System Revision (T-1016)
C-3)	SPLNG Correspondence Number SP-BC-C-198 dated July 28, 2006

D-1)	SPLNG Correspondence Number SP-BE-C-239	$0.00
D-2)	Bechtel Letter SDN-25027-001-T-07-GAM-00023 dated March 13, 2007

Change Order No. SP/BE-0044 TOTAL:		$3,752,153

SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving, Storage and Regasification Terminal	CHANGE ORDER NUMBER: SP/BE- 044

DATE OF CHANGE ORDER: March 26, 2007

OWNER: Sabine Pass LNG, L.P.	Bundle of Changes #7 – (A) Manual (Craft) Wage and Per Diem Rate Increases; (B) LNG Berth Aides – CCTV Installation (C) Nitrogen Snuffing System Revision; (D)
CONTRACTOR: Bechtel Corporation
DATE OF AGREEMENT: December 18, 2004	Reduction of CEMS Scope

Adjustment to Contract Price

The original Contract Price was	$646,936,000
Net change by previously authorized Change Orders (#SP/BE-002 to 028, 031, 033 thru 035; 037 thru 043)	$123,382,703
The Contract Price prior to this Change Order was	$770,318,703
The Contract Price will be increased by this Change Order in the amount of	$3,752,153
The new Contract Price including this Change Order will be	$774,070,856

Adjustment to dates in Project Schedule

The following dates are modified:

The Target Bonus Date will be unchanged.

The Target Bonus Date as of the date of this Change Order therefore is April 3 2008 (1,095 Days following the NTP)

The Guaranteed Substantial Completion Date will be unchanged and is December 20, 2008.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is 1,355 days following NTP.

Adjustment to other Changed Criteria: Not Applicable

Adjustment to Payment Schedule:

A)	Re-revised Compensation for Manual (Craft) Labor wage increase

Owner agrees to pay Contractor the Re-revised Compensation amount in three (3) equal payments that will be due and payable on June 30, 2007, October 31, 2007 and February 28, 2008.

B)	See attached Payment Milestones for CCTV In The Rear-Most Mooring Dolphins at Each Jetty (T-1014);

C)	See attached Payment Milestones for Revision to the Nitrogen Snuffing System (T-1016).

D)	Not Applicable

Adjustment to Minimum Acceptance Criteria: No Change

Adjustment to Performance Guarantees: No Change

Adjustment to Design Basis: No Change.

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: No Change

This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change as described in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change.

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving, Storage and Regasification Terminal	CHANGE ORDER NUMBER: SP/BE- 044

DATE OF CHANGE ORDER: March 26, 2007

OWNER: Sabine Pass LNG, L.P.	Bundle of Changes #7 - (A) Manual (Craft) Wage and Per Diem Rate Increases; (B) LNG Berth Aides - CCTV Installation (C) Nitrogen Snuffing System Revision; (D)
CONTRACTOR: Bechtel Corporation
DATE OF AGREEMENT: December 18, 2004	Reduction of CEMS Scope

/s/ Stan Horton	/s/ C. Asok Kumar
* Charif Souki
Chairman	Contractor
C. Asok Kumar
Name
Project Director
Title
4/18/07	4/30/07
Date of Signing	Date of Signing

/s/ Stan Horton
* Stan Horton
President & COO Cheniere Energy

4/18/07
Date of Signing

/s/ Ed Lehotsky
* Ed Lehotsky
Owner Representative

April 17, 2007
Date of Signing

*	Required Owner signature – Mr. Horton may sign on behalf of Mr. Souki during Mr. Souki’s absence.

SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving, Storage and Regasification Terminal	CHANGE ORDER NUMBER: SP/BE- 045

DATE OF CHANGE ORDER: March 27, 2007

OWNER: Sabine Pass LNG, L.P.	Bundle of Changes #8 – (A) Phase 1 Critical Piping Tie-Ins; (B)
Capital Assets Register as of November 30, 2006.
CONTRACTOR: Bechtel Corporation

DATE OF AGREEMENT: December 18, 2004

The Agreement between the Parties listed above is changed as follows:

A. Trend T-1022 Implement Owner’s unilateral Change Order SP/BE-036 dated September 14, 2006 for Phase 1 Critical Piping Tie-Ins. This Change Order supersedes Owner’s unilateral Change Order SP/BE-036 previously issued.

Summary Description of Change: Perform engineering, procurement, fabrication, shipping, storage, construction installation, and all other work necessary to achieve completed configurations for an additional six (6) critical piping tie-ins to the existing Phase 1 piping structure.

Tie-In	Function
2453 & 2454	LNG from the Phase 1 Header to the Phase 2 Tanks (S-104/105/106).
2455	Natural Gas from the Phase 2 BOG header to the Phase 1 BOG compressor.
2551	LNG from storage tanks to vaporizers (two way exchange Phase1/Phase2)
2552	Produced Natural Gas to Send-Out Metering Station
3356	Firewater from Phase 1 Booster Pumps to Phase 2 LNG Tank Monitors

B. Trend T-1058 Provide a project capital asset register for information available as of November 30, 2006.

The capital asset register will allocate the contract value as of November 2006 by equipment tag number and in some cases specific facilities, (i.e. marine facility, construction dock, roads, etc.) according to the agreed format. A total of 100 field non-manual hours is estimated to complete the work. Twenty (20) field non-manual hours are included as part of the total 100 hour budget for the purpose of answering questions and performing minor rework.

REFERENCE DOCUMENTS:

A-1)	Estimate for Critical Piping Tie-Ins (T-1022)	$5,164,616
A-2)	Payment Milestones for Critical Piping Tie-Ins (T-1022)
A-3)	Unilateral Change Order Number SP/BE-036 Critical Piping Tie-Ins

B-1)	Estimate for Project Capital Asset Deliverable (T-1058)	$11,330
B-2)	Payment Milestones for 11/30/06 Capital Asset Deliverable (T-1058)

Change Order SP/BE-045 TOTAL:		$5,175,946

1 of 4

SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving, Storage and Regasification Terminal	CHANGE ORDER NUMBER: SP/BE- 045

DATE OF CHANGE ORDER: March 27, 2007

OWNER: Sabine Pass LNG, L.P.	Bundle of Changes #8 – (A) Phase 1 Critical Piping Tie-Ins; (B)
Capital Assets Register as of November 30, 2006.
CONTRACTOR: Bechtel Corporation

DATE OF AGREEMENT: December 18, 2004

Adjustment to Contract Price

The original Contract Price was	$646,936,000
Net change by previously authorized Change Orders (#SP/BE-002 to 028, 031, 033 thru 035; 038 thru 044)	$127,134,856
The Contract Price prior to this Change Order was	$774,070,856
The Contract Price will be increased by this Change Order in the amount of	$5,164,616
The new Contract Price including this Change Order will be	$779,235,472

Adjustment to dates in Project Schedule

The following dates are modified:

The Target Bonus Date will be unchanged.

The Target Bonus Date as of the date of this Change Order therefore is April 3 2008 (1,095 Days following the NTP)

The Guaranteed Substantial Completion Date will be unchanged and is December 20, 2008.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is 1,355 days following NTP.

Adjustment to other Changed Criteria: Not Applicable

Adjustment to Payment Schedule: See attached “Payment Milestone – Critical Piping Tie-Ins (T-1022) and Project Capital Asset Register Deliverable (T-1058).

Adjustment to Minimum Acceptance Criteria: No Change

Adjustment to Performance Guarantees: No Change

Adjustment to Design Basis: No Change.

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: No Change

This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change as described in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change.

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving, Storage and Regasification Terminal	CHANGE ORDER NUMBER: SP/BE- 045

DATE OF CHANGE ORDER: March 27, 2007

OWNER: Sabine Pass LNG, L.P.	Bundle of Changes #8 – (A) Phase 1 Critical Piping Tie-Ins; (B)
Capital Assets Register as of November 30, 2006.
CONTRACTOR: Bechtel Corporation

DATE OF AGREEMENT: December 18, 2004

/s/ Stan Horton	/s/ C. Asok Kumar
* Charif Souki
Chairman	Contractor
C. Asok Kumar
Name
Project Director
Title
4/18/07	4/30/07
Date of Signing	Date of Signing

/s/ Stan Horton
* Stan Horton
President & COO Cheniere Energy

4/18/07
Date of Signing

/s/ Ed Lehotsky
* Ed Lehotsky
Owner Representative

April 17, 2007
Date of Signing

*	Required Owner signature – Mr. Horton may sign on behalf of Mr. Souki during Mr. Souki’s absence.